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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                February 6, 2004


                                  Norstan, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)


           Minnesota                         0-8141               41-0835746
           ---------                        ------                ----------
(State or other jurisdiction      (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


             5101 Shady Oak Road
            Minnetonka, Minnesota                                     55343
            ---------------------                                   --------
  (Address of principal executive offices)                         (Zip Code)



               Registrant's telephone number, including area code:
                                 (972) 352-4000

Item 7.           Financial Statements, Schedules and Exhibits
-------           --------------------------------------------

                  (a) and (b) not applicable

                  (c)Exhibits:
                     --------


        Exhibit
          No.                              Description
         ----                              -----------

          99           News release issued by Norstan, Inc. on February 6, 2004

Item 12.          Results of Operations and Financial Condition
-------           ---------------------------------------------

     On February 6, 2004, Norstan, Inc. issued a news release announcing that the Board of Directors has named Scott G. Christian as President and Chief Executive Officer of Norstan, Inc. A copy of the news release is furnished as
Exhibit 99 and incorporated by reference herein.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           NORSTAN, INC.

                                           By: /s/  Scott G. Christian
                                              ------------------------
                                                    Scott G. Christian
                                           President and Chief Executive Officer

Dated:  February 6, 2004

   Exhibit
   Number      Description
  --------    -------------

     99        Press release dated February 6, 2004 issued by Norstan, Inc.